POWER OF ATTORNEY


                  The undersigned hereby constitutes and appoints Eduardo Valdes Acra, Rafael Robles Miaja and Adolfo Cerezo Perez, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G relating to its ownership (direct or otherwise) of any securities of America Movil, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (collectively, the "Filings"), and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2004.

February 22, 2001


                                /s/ Carlos Slim Helu
                                --------------------------------
                                Carlos Slim Helu

                                POWER OF ATTORNEY


                  The undersigned hereby constitutes and appoints Eduardo Valdes Acra, Rafael Robles Miaja and Adolfo Cerezo Perez, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G relating to its ownership (direct or otherwise) of any securities of America Movil, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (collectively, the "Filings"), and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2004.

February 22, 2001


                                /s/ Carlos Slim Domit
                                --------------------------------
                                Carlos Slim Domit

                                POWER OF ATTORNEY


                  The undersigned hereby constitutes and appoints Eduardo Valdes Acra, Rafael Robles Miaja and Adolfo Cerezo Perez, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G relating to its ownership (direct or otherwise) of any securities of America Movil, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (collectively, the "Filings"), and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2004.

February 22, 2001


                                /s/ Marco Antonio Slim Domit
                                --------------------------------
                                Marco Antonio Slim Domit

                                POWER OF ATTORNEY


                  The undersigned hereby constitutes and appoints Eduardo Valdes Acra, Rafael Robles Miaja and Adolfo Cerezo Perez, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G relating to its ownership (direct or otherwise) of any securities of America Movil, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (collectively, the "Filings"), and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2004.

February 22, 2001


                                /s/ Patrick Slim Domit
                                --------------------------------
                                Patrick Slim Domit

                                POWER OF ATTORNEY


                  The undersigned hereby constitutes and appoints Eduardo Valdes Acra, Rafael Robles Miaja and Adolfo Cerezo Perez, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G relating to its ownership (direct or otherwise) of any securities of America Movil, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (collectively, the "Filings"), and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2004.

February 22, 2001


                                /s/ Maria Soumaya Slim Domit
                                --------------------------------
                                Maria Soumaya Slim Domit

                                POWER OF ATTORNEY


                  The undersigned hereby constitutes and appoints Eduardo Valdes Acra, Rafael Robles Miaja and Adolfo Cerezo Perez, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G relating to its ownership (direct or otherwise) of any securities of America Movil, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (collectively, the "Filings"), and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2004.

February 22, 2001


                                /s/ Vanessa Paola Slim Domit
                                --------------------------------
                                Vanessa Paola Slim Domit

                                POWER OF ATTORNEY


                  The undersigned hereby constitutes and appoints Eduardo Valdes Acra, Rafael Robles Miaja and Adolfo Cerezo Perez, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G relating to its ownership (direct or otherwise) of any securities of America Movil, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (collectively, the "Filings"), and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2004.

February 22, 2001


                                /s/ Johanna Monique Slim Domit
                                --------------------------------
                                Johanna Monique Slim Domit

                                POWER OF ATTORNEY


                  The undersigned hereby constitutes and appoints Eduardo Valdes Acra, Rafael Robles Miaja and Adolfo Cerezo Perez, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G relating to its ownership (direct or otherwise) of any securities of America Movil, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (collectively, the "Filings"), and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2004.

February 22, 2001               CARSO GLOBAL TELECOM, S.A. DE C.V.


                                By: /s/ Eduardo Valdes Acra
                                    --------------------------------
                                Name: Eduardo Valdes Acra
                                Title: Attorney-in-Fact

                                POWER OF ATTORNEY


                  The undersigned hereby constitutes and appoints Eduardo Valdes Acra, Rafael Robles Miaja and Adolfo Cerezo Perez, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G relating to its ownership (direct or otherwise) of any securities of America Movil, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (collectively, the "Filings"), and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2004.

February 22, 2001               GRUPO CARSO, S.A. DE C.V.


                                By: /s/ Eduardo Valdes Acra
                                    --------------------------------
                                Name: Eduardo Valdes Acra
                                Title: Attorney-in-Fact

                                POWER OF ATTORNEY


                  The undersigned hereby constitutes and appoints Eduardo Valdes Acra, Rafael Robles Miaja and Adolfo Cerezo Perez, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G relating to its ownership (direct or otherwise) of any securities of America Movil, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (collectively, the "Filings"), and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2004.

February 22, 2001               GRUPO FINANCIERO INBURSA, S.A. DE C.V.


                                By: /s/ Eduardo Valdes Acra
                                    --------------------------------
                                Name: Eduardo Valdes Acra
                                Title: Attorney-in-Fact